(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report

February 28, 2001



Merrill Lynch
Senior Floating
Rate Fund II, Inc.


www.mlim.ml.com


Merrill Lynch Senior Floating Rate Fund II, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use to shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Merrill Lynch Senior Floating
Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


Merrill Lynch Senior Floating Rate Fund II, Inc.


DEAR SHAREHOLDER

Investment Approach
Merrill Lynch Senior Floating Rate Fund II, Inc. consists largely of participations in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the bank loan market tends to move in a similar direction, but with less volatility, as the high-yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt, as well as the buyers of that debt, tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments can be attributed to two factors. First, bank loans are usually senior secured obligations and, thus, generally offer investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments whose principal value does not move inversely with interest rate movements, as is the case with fixed-income bonds.

Fund Performance
The Fund's effective net annualized yield for the six-month period ended February 28, 2001 was 8.61%, compared to a yield of 7.48% for the same period a year earlier. The Fund's net asset value decreased from $9.87 per share to $9.65 per share during the period. During the same period, the Fund earned $0.412 per share income dividends, representing a net annualized yield of 8.61%, based on a per share net asset value of $9.65 at February month-end. The Fund's total investment return during the six-month period ended February 28, 2001 was +1.98%, based on a $0.22 per share decrease in net asset value and assuming reinvestment of $0.418 per share income dividends. Since inception (March 26, 1999) through February 28, 2001, the Fund's total investment return was +11.93%, based on a change in per share net asset value from $10.00 to $9.65, and assuming reinvestment of $1.456 per share income dividends.

The Fund's total return of +1.98% for the six-month period ended February 28, 2001 underperformed the unmanaged CS First Boston Leveraged Loan Index, which had a return of +2.79%. During this period, the Fund was underweighted relative to the Index in energy and healthcare issues, two sectors that outperformed. The energy sector benefited from the dramatic rise in commodity prices, while the healthcare sector rebounded from its earlier very depressed levels. The Fund was only slightly underweighted in energy (0.33% of total assets compared to 0.47% in the Index) but, reflecting our unfavorable experience with that sector in recent years, was significantly underweighted in healthcare (0.82% compared to 9.4% in the Index).


Market Review
The six-month period ended February 28, 2001 was marked by two distinct trends in the high-yield and leveraged loan markets. During the second half of 2000, these markets operated in a very negative credit environment, culminating in total withdrawals from high-yield mutual funds in excess of $10 billion for the year 2000. In 2001, the markets began to rally in response to the Federal Reserve Board's early interest rate cuts. Flows into the high-yield market reversed course after the interest rate cuts and, through February, total year-to-date inflows amounted to $3.25 billion. Since many investors in the high-yield market also participate in the bank loan market, the increased demand for leveraged finance product caused by this additional market liquidity resulted in an increase in market prices. Additionally, during the first two months of 2001, high-yield spreads rebounded from a near record of 959 basis points (9.59%) at year-end 2000, as measured by the unmanaged CS First Boston Global High Yield Index, to 830 basis points (considerably higher than the historic average of 529 basis points and the year-end 1999 figure of 549 basis points.)


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


Despite the improved tone of the market, there continues to be concern about the overall default rate. During 1999, Moody's Investors Service's dollar-weighted default rate for high-yield bonds peaked at 7.8%, its highest level since 1991, before falling back down to 6.2% by December 31, 2000. We believe that in 2001 default rates will yet again increase in response to the weakening of certain sectors, including wired telecommunications and autos. This expected increase is in line with historical trends, which show that of the high-yield issues that eventually default, the majority do so within three years - four years of issuance. Counting back three years - four years from 2001 brings us back to the 1997 - 1998 period, which was generally characterized by lower credit standards than existed in the years hence. Therefore, we believe that should the historical trend hold, defaults could be expected to rise in 2001 from year-end 2000 levels, before falling back to more typical levels in 2002.

Investment Activities
Pricing pressure in the apparel, computer-related products, and automotive sectors had the greatest negative effect on the Fund during the period. In both apparel and computer-related products, the majority of the impact was primarily derived from one credit, while the problems in the automotive sector stemmed from an industrywide decline in revenues in a rising expense environment. In apparel, the bulk of the losses stemmed from our position in Warnaco Inc., a manufacturer of jeans, athletic wear and intimate apparel. Warnaco, which had been facing a lawsuit with its licensor, Calvin Klein, continues to feel the impact of a weak overall environment for retail and apparel companies. In the computer-related sector, Bridge Information Systems also endured a precipitous decline. Bridge, a provider of proprietary financial information services to the equity markets, filed for bankruptcy during the period as a result of poor billing and collection practices, and acquisition integration issues. As for the automotive equipment suppliers in our portfolio, their use of aggressive pricing coupled with a business model using lower production volumes left them unprepared for overtime and adequate maintenance. The problems were further aggravated by demands for price cuts by their customers, the original equipment manufacturers.

On the positive side, the Fund continues to be anchored by substantial investment in wireless telecommunications (13.2% of total assets), broadcasting (11.5%), cable television services (10%) and hotels and motels (4.6%). These sectors are characterized by significant asset values and strong cashflow. At February 28, 2001, the Fund's largest holdings were comprised largely of representatives from these sectors, including VoiceStream PCS Holdings Corp., Nextel Communications, Inc., Entravision, Charter Communications Holdings, Century Cable LLC and Wyndham International, Inc. (For complete details of the Fund's largest holdings and industries, see the "Portfolio Profile" section of this report to shareholders on page 9.)


Investment Strategy
Thus far in 2001, we have seen some relief from the technical aspects of the pricing pressure that had impacted the market so significantly in 2000. This occurrence has allowed us to set the course toward a reversal of the downward trend in the net asset value by creating the liquidity needed to participate in a market rally. Specifically, during this period, we have exited certain lower-coupon issues that have regained par or near-par pricing levels after a prolonged period of sub-par market values. Any liquidity created in excess of what was needed to meet redemption demand will allow for new, value-additive investment. We have begun to redeploy some of the funds into the new-issue market, which continues to offer attractive spreads and original issue discounts, as well as in certain secondary situations where we still see value.

We believe the Fund continues to be well-balanced with 84 issuers spread across 33 industries. The Fund also has an attractive ratings profile as compared to the Index. The Fund was overweighted relative to the Index in Ba-rated securities (55.7% of total assets compared to 48.6%), overweighted in B-rated securities (28.5% compared to 25.4%), underweighted in Caa-rated securities (1.1% compared to 4.4%) and underweighted in securities not rated (14.7% compared to 19.3%).


In Conclusion
We believe that, with adequate diversification and a solid credit profile as its base, we can better position the Fund to take greater advantage of any sustained reversal of technical price pressures on the leveraged finance market. Our ability to bring this to fruition will be challenged, as always, by any significant changes in fundamental credit aspects of its issuers as well as the need to meet future shareholder redemptions.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


We thank you for your investment in Senior Floating Rate Fund II, Inc. and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager


April 10, 2001


We are pleased to announce that Kevin J. Booth and Joseph Matteo are responsible for the day-to-day management of Merrill Lynch Senior Floating Rate Fund II, Inc. Mr. Booth has been employed by Merrill Lynch Investment Managers, L.P. ("MLIM") as Director since 1998 and Vice President from 1991 to 1998. Mr. Matteo has been employed by MLIM as Director since 2001 and as Vice President from 1997 to 2001. Prior to that, Mr. Matteo was Vice President at The Bank of New York from 1994 to 1997.




The Benefits and Risks of Leveraging


Merrill Lynch Senior Floating Rate Fund II, Inc. has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                     Merrill Lynch Senior Floating Rate Fund II, Inc.
                    As of February 28, 2001
Assets:             Investment in Master Senior Floating Rate Trust, at value
                    (identified cost--$435,004,508)                                                      $   422,632,807
                    Prepaid registration fees and expenses                                                       194,241
                                                                                                         ---------------
                    Total assets                                                                             422,827,048
                                                                                                         ---------------

Liabilities:        Payables:
                      Distributions to shareholders                                   $      745,015
                      Administrator                                                          114,204             859,219
                                                                                     ---------------
                    Accrued expenses and other liabilities                                                       230,136
                                                                                                         ---------------
                    Total liabilities                                                                          1,089,355
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   421,737,693
                                                                                                         ===============

Net Assets          Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:         authorized                                                                           $     4,371,464
                    Paid-in capital in excess of par                                                         432,667,457
                    Accumulated realized capital losses on investments from the
                    Trust--net                                                                               (2,929,527)
                    Unrealized depreciation on investments from the Trust--net                              (12,371,701)
                                                                                                         ---------------
                    Net Assets--Equivalent to $9.65 per share based on shares of
                    43,714,642 capital stock outstanding                                                 $   421,737,693
                                                                                                         ===============

                    See Notes to Financial Statements.




Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONTINUED)

Statement of Operations                                                Merrill Lynch Senior Floating Rate Fund II, Inc.
                    For the Six Months Ended February 28, 2001++
Investment          Interest and discount earned                                                         $     4,312,706
Income:             Facility and other fees                                                                       25,910
                    Investment income allocated from the Trust                                                17,878,723
                    Expenses allocated from the Trust                                                        (1,888,854)
                                                                                                         ---------------
                    Total income and net investment income from the Trust                                     20,328,485
                                                                                                         ---------------

Expenses:           Administration fee                                                $      875,757
                    Investment advisory fees                                                 406,561
                    Registration fees                                                         82,285
                    Tender offer fees                                                         76,810
                    Transfer agent fees                                                       74,590
                    Professional fees                                                         61,471
                    Printing and shareholder reports                                          39,282
                    Accounting services                                                       24,711
                    Directors' fees and expenses                                              14,701
                    Assignment fees                                                            2,667
                    Custodian fees                                                             1,084
                    Other                                                                      4,564
                                                                                     ---------------
                    Total expenses                                                                             1,664,483
                                                                                                         ---------------
                    Investment income--net                                                                    18,664,002
                                                                                                         ---------------

Realized &          Realized gain:
Unrealized Gain       On investments--net                                                     38,989
(Loss) on             From the Trust--net                                                    210,381             249,370
Investments                                                                          ---------------
and from            Change in unrealized appreciation/depreciation:
the Trust--Net:       On investments--net                                                (2,442,826)
                      From the Trust--net                                                (7,859,192)        (10,302,018)
                                                                                     ---------------     ---------------
                    Net Increase in Net Assets Resulting from Operations                                 $     8,611,354
                                                                                                         ===============


++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONTINUED)

Statements of Changes in Net Assets                                     Merrill Lynch Senior Floating Rate Fund II, Inc.
                                                                                       For the Six           For the
                                                                                       Months Ended         Year Ended
                                                                                       February 28,         August 31,
Increase (Decrease) in Net Assets:                                                        2001++               2000
Operations:         Investment income--net                                           $    18,664,002     $    27,549,122
                    Realized gain (loss)on investments from the Trust--net                   249,370         (3,173,858)
                    Change in unrealized appreciation/depreciation on
                    investments from the Trust--net                                     (10,302,018)         (2,119,451)
                                                                                     ---------------     ---------------
                    Net increase in net assets resulting from operations                   8,611,354          22,255,813
                                                                                     ---------------     ---------------

Dividends           Investment income--net                                              (18,664,002)        (27,549,122)
to Shareholders:                                                                     ---------------     ---------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                     (18,664,002)        (27,549,122)
                                                                                     ---------------     ---------------

Capital Share       Net increase (decrease) in net assets derived from
Transactions:       capital share transactions                                          (10,217,998)         217,875,943
                                                                                     ---------------     ---------------

Net Assets:         Total increase (decrease) in net assets                             (20,270,646)         212,582,634
                    Beginning of period                                                  442,008,339         229,425,705
                                                                                     ---------------     ---------------
                    End of period                                                    $   421,737,693     $   442,008,339
                                                                                     ===============     ===============


++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONCLUDED)

Financial Highlights                                                 Merrill Lynch Senior Floating Rate Fund II, Inc.
                                                                                                              For the
                                                                                For the         For the        Period
                                                                               Six Months         Year        March 26,
The following per share data and ratios have been derived                        Ended            Ended       1999++ to
from information provided in the financial statements                         February 28,     August 31,     August 31,
Increase (Decrease) in Net Asset Value:                                         2001+++++         2000            1999
Per Share           Net asset value, beginning of period                        $   9.87        $  10.01        $  10.00
Operating                                                                       --------        --------        --------
Performance:        Investment income--net                                           .41             .77             .27
                    Realized and unrealized gain (loss) on
                    investments from the Trust--net                                (.22)           (.14)             .01
                                                                                --------        --------        --------
                    Total from investment operations                                 .19             .63             .28
                    Less dividends from investment income--net                     (.41)           (.77)           (.27)
                                                                                --------        --------        --------
                    Net asset value, end of period                              $   9.65        $   9.87        $  10.01
                                                                                ========        ========        ========

Total Investment    Based on net asset value per share                          1.98%+++           6.54%        3.02%+++
Return:**                                                                       ========        ========        ========

Ratio to Average    Expenses, net of reimbursement++++                            1.62%*           1.58%           .55%*
Net Assets:                                                                     ========        ========        ========
                    Expenses++++                                                  1.62%*           1.68%          1.77%*
                                                                                ========        ========        ========
                    Investment income--net                                        8.52%*           7.80%          6.77%*
                                                                                ========        ========        ========

Supplemental        Net assets, end of period (in millions)                     $    422        $    442        $    229
Data:                                                                           ========        ========        ========
                    Portfolio turnover                                                --          46.95%          28.49%
                                                                                ========        ========        ========



*Annualized.
**Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists. The Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's returns would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregrate total investment return.
+++++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Senior Floating Rate Fund II, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), a mutual fund that has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at February 28, 2001 was 99.9%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has an Administrative Services Agreement with FAM whereby FAM will receive a fee equal to an annual rate of .40% of the Fund's average daily net assets on a monthly basis, in return for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM or its affiliates through December 31, 2000. Up to this date, the Fund reimbursed FAM or its affiliates $17,168 for these services. As of January 1, 2001, accounting services are provided for the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

For the six months ended February 28, 2001, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $137,948 relating to the tender of the Fund's shares.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the period October 6, 2000 to February 28, 2001 were $505,881,416 and $88,170,287, respectively.


4. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Six Months Ended                            Dollar
February 28, 2001                     Shares        Amount

Shares sold                         5,880,922   $ 57,297,100
Shares issued to share-
holders in reinvestment
of dividends                          953,316      9,289,449
                                 ------------   ------------
Total issued                        6,834,238     66,586,549
Shares redeemed                   (7,899,392)   (76,804,547)
                                 ------------   ------------
Net decrease                      (1,065,154) $ (10,217,998)
                                 ============   ============

For the Year Ended                                  Dollar
August 31, 2000                       Shares        Amount

Shares sold                        27,234,679   $271,213,209
Shares issued to share-
holders in reinvestment
of dividends                        1,438,383     14,304,352
                                 ------------   ------------
Total issued                       28,673,062    285,517,561
Shares redeemed                   (6,818,025)   (67,641,618)
                                 ------------   ------------
Net increase                       21,855,037   $217,875,943
                                 ============   ============


5. Capital Loss Carryforward:
At August 31, 2000, the Fund had a net capital loss carryforward of approximately $63,000, of which $5,000 expires in 2007 and $58,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Events:
The Fund began a quarterly tender offer on April 17, 2001 that concludes on May 15, 2001.

Merrill Lynch Senior Floating Rate Fund II, Inc.


PORTFOLIO PROFILE


As of February 28, 2001

                                   Percent of
Ten Largest Holdings              Total Assets

VoiceStream PCS Holdings Corp.         3.5%
Nextel Communications, Inc.            3.4
Wyndam International, Inc.             2.5
Entravision                            2.4
Global Crossing Holdings Ltd.          2.4
Century Cable LLC                      2.4
Charter Communications Holdings        2.4
Isle of Capri Casinos, Inc.            2.4
Huntsman ICI Chemical LLC              2.3
Stone Container Corp.                  2.0


                                        Percent of
Five Largest Industries                Total Assets

Wireless Telecommunications                13.2%
Broadcasting--Radio & Television           11.5
Cable Television Services                  10.0
Electronics / Electrical Components         5.8
Chemicals                                   4.6

                                        Percent of
Quality Rating                          Long-Term
S&P/Moody's                            Investments

BBB/Baa                                     2.6%
BB/Ba                                      56.1
B/B                                        29.5
CCC/Caa                                     1.9
NR (Not Rated)                              9.9


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS                                                           MASTER SENIOR FLOATING RATE TRUST
                   S&P    Moody's      Face                     Senior Secured
Industries        Rating   Rating     Amount            Floating Rate Loan Interests*                         Value
Air                 NR++    NR++  $ 1,498,125   Gemini Air Cargo, Term A, due 8/12/2005                 $    1,499,998
Transportation--
0.4%

Aircraft &          BB-     Ba3       648,627   Fairchild Semiconductors Corp., Term, due 4/30/2006            605,656
Parts--0.1%

Amusement &         NR++    NR++    5,000,000   Metro-Goldwyn-Mayer Co., Term B, due 3/31/2006               4,967,970
Recreational
Services--1.2%

Apparel--0.5%       BB      B1      4,600,000   Warnaco Inc., Term, due 8/12/2002                            2,150,500

Automotive          B+      NR++    4,994,048   Citation Corporation, Term B, due 12/01/2007                 4,145,060
Equipment--2.4%     BB-     Ba3     2,340,000   Collins & Aikman Corp., Term B, due 6/30/2005                2,234,700
                                                Tenneco Automotive Inc.:
                    BB-     B2      2,254,762      Term B, due 11/02/2007                                    1,880,221
                    BB-     B2      2,254,762      Term C, due 5/02/2008                                     1,880,221
                                                                                                        --------------
                                                                                                            10,140,202

Broadcasting--      NR++    NR++    3,000,000   Bahakel Communications Ltd., Term B, due 6/30/2008           2,992,500
Radio &             B1      B       5,500,000   Benedek Broadcasting Corporation, Term B, due 11/20/2007     5,417,500
Television--        B+      Ba3     7,000,000   Citadel Communications, Term B, due 3/31/2007                7,013,125
11.5%               NR++    NR++    5,940,000   Corus Entertainment Inc., Tranche II, due 8/31/2007          5,954,850
                                                Cumulus Media Inc.:
                    B1      B       1,800,000      Term B, due 9/30/2007                                     1,787,251
                    B1      B       1,200,000      Term C, due 2/28/2008                                     1,191,500
                    B+      Ba3    10,000,000   Entravision, Term B, due 12/31/2008                         10,090,000
                    B+      Ba3     7,000,000   Gray Communications Systems, Term B, due 12/31/2005          7,032,816
                    NR++    NR++      990,000   VHR Broadcasting, Term B, due 9/30/2007                        991,856
                    BB      Ba2     6,000,000   Young Broadcasting Inc., Term B, due 12/31/2006              6,051,378
                                                                                                        --------------
                                                                                                            48,522,776

Building            B+      Ba3     2,952,632   Better Minerals, Term B, due 9/30/2007                       2,870,513
Materials--1.4%     B+      B1      2,926,000   Panolam Industries, Term B, due 12/31/2005                   2,929,657
                                                                                                        --------------
                                                                                                             5,800,170

Cable Television    BB      Ba3     5,000,000   CC VI Operating Company LLC, Term B, due 11/12/2008          5,003,125
Services--10.1%     BB      Ba3     4,000,000   CC VIII Operating Company LLC, Term B, due 2/02/2008         4,004,000
                    BB      Ba3    10,000,000   Century Cable LLC, Term, due 6/30/2009                       9,999,040
                    BB+     Ba3    10,000,000   Charter Communications Holdings, Term B, due 3/18/2008       9,996,550
                    CCC+    NR++    5,210,526   Classic Cable Inc., Term B, due 1/31/2008                    4,969,539
                    BB+     Ba3     3,500,000   Insight Midwest, Term B, due 1/05/2010                       3,518,375
                    B+      B1      5,000,000   Pegasus Media & Communications, Term, due 4/30/2005          5,002,085
                                                                                                        --------------
                                                                                                            42,492,714

Chemicals--4.6%     BB      Ba3     5,000,000   Huntsman Corp., Term C, due 12/31/2005                       4,679,165
                                                Huntsman ICI Chemicals LLC:
                    BB      Ba3     4,900,000      Term B, due 6/30/2007                                     4,928,175
                    BB      Ba3     4,900,000      Term C, due 6/30/2008                                     4,928,175
                    NR++    Ba3     4,912,493   Lyondell Petrochemical Co., Term E, due 5/17/2006            5,069,079
                                                                                                        --------------
                                                                                                            19,604,594

Computer-Related                                Bridge Information Systems:
Products--0.2%      NR++    NR++    1,846,334      Term, due 5/29/2003                                         253,871
                    NR++    NR++    3,652,470      Term B, due 5/29/2005                                       496,736
                                                                                                        --------------
                                                                                                               750,607



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)                                               MASTER SENIOR FLOATING RATE TRUST
                   S&P    Moody's      Face                     Senior Secured
Industries        Rating   Rating     Amount            Floating Rate Loan Interests*                         Value
Consumer                                        Simmons Co.:
Products--1.3%      B+      Ba3   $ 2,427,325      Term B, due 10/29/2005                               $    2,433,696
                    B+      Ba3     3,222,290      Term C, due 10/29/2006                                    3,230,749
                                                                                                        --------------
                                                                                                             5,664,445

Drilling--0.3%      B+      Ba3     1,267,222   Key Energy Group Inc., Term B, due 9/14/2004                 1,269,003

Electronics/        B+      NR++    4,941,176   Acterna Corporation, Term B, due 9/30/2007                   4,918,941
Electrical          BB      Ba2     4,962,500   Amkor Technology Inc., Term B, due 9/30/2005                 4,986,280
Components--        B       B2      5,000,000   Cook Inlet, Term A, due 12/31/2007                           4,987,500
5.8%                B+      B1      1,185,246   DD Inc., Term B, due 4/22/2005                               1,180,060
                                                Semiconductor Components:
                    BB-     Ba3     1,444,444      Term B, due 8/04/2006                                     1,442,639
                    BB-     Ba3     1,555,556      Term C, due 8/04/2007                                     1,553,611
                    BB-     Ba3     2,000,000      Term D, due 8/04/2007                                     1,998,334
                    B+      B2      3,824,520   Superior Telecom, Term A, due 5/27/2004                      3,458,800
                                                                                                        --------------
                                                                                                            24,526,165

Environmental                                   IT Group Inc.:
Services--0.7%      BB      B1      1,485,000      Term, due 6/08/2007                                       1,470,150
                    BB      B1      1,469,491      Term B, due 6/11/2006                                     1,447,449
                                                                                                        --------------
                                                                                                             2,917,599

Financial           NR++    Ba3     3,500,000   Sovereign Bancorp Inc., Term, due 11/17/2003                 3,512,033
Services--0.8%

Food & Kindred      BB-     Ba3     1,930,122   Merisant Company, Term B, due 3/30/2007                      1,928,515
Products--0.5%

Gaming--4.0%                                    Ameristar:
                    B+      Ba3     3,417,160      Term B, due 12/31/2006                                    3,423,567
                    B+      Ba3     2,928,994      Term C, due 12/31/2007                                    2,934,486
                    B+      B1        500,000   Autotote Corporation, Term B, due 9/30/2007                    481,250
                                                Isle of Capri Casinos, Inc.:
                    BB-     Ba2     5,293,333      Term B, due 3/01/2006                                     5,314,422
                    BB-     Ba2     4,631,667      Term C, due 3/01/2007                                     4,650,119
                                                                                                        --------------
                                                                                                            16,803,844

Health Services--                               Dade Behring Inc.:
0.4%                B       Caa1    1,231,250      Term B, due 6/30/2006                                       824,058
                    B       Caa1    1,231,250      Term C, due 6/30/2007                                       824,058
                                                                                                        --------------
                                                                                                             1,648,116

Hotels & Motels--   B       NR++    1,397,681   Lodgian Financing Corp., Term B, due 7/15/2006               1,399,428
4.2%                NR++    NR++    5,888,987   Strategic Hotels Inc., Term, due 11/16/2004                  5,925,793
                                                Wyndam International, Inc.:
                    NR++    NR++    6,644,616      Term, due 6/30/2004                                       6,626,157
                    NR++    NR++    4,000,000      Term, due 6/30/2006                                       3,970,248
                                                                                                        --------------
                                                                                                            17,921,626

Industrial          BB-     Ba3     6,818,182   Key3Media, Term B, due 6/30/2006                             6,839,489
Services--2.3%      B+      B1      2,970,000   Muzak Audio, Term B, due 12/31/2006                          2,921,738
                                                                                                        --------------
                                                                                                             9,761,227

Leasing & Rental    BB-     B2      1,969,990   Anthony Crane Rental L.P., Term, due 7/20/2006               1,605,542
Services--1.5%      BB-     B2      2,970,000   Nations Rent Inc., Term B, due 7/20/2006                     2,093,850
                    B       NR++    2,962,552   Rent Way Inc., Term B, due 9/30/2006                         2,740,361
                                                                                                        --------------
                                                                                                             6,439,753



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONTINUED)                                               MASTER SENIOR FLOATING RATE TRUST
                   S&P    Moody's      Face                     Senior Secured
Industries        Rating   Rating     Amount            Floating Rate Loan Interests*                         Value
Manufacturing--     B       B1    $ 2,962,500   Blount International Inc., Term B, due 6/30/2006        $    2,906,953
2.8%                                            Mueller Industries, Inc.:
                    B+      B1      2,462,500      Term B, due 8/16/2006                                     2,472,505
                    B+      B1      2,462,500      Term C, due 8/16/2007                                     2,472,889
                    BB-     Ba3     4,095,248   Terex Corp., Term C, due 3/06/2006                           4,096,956
                                                                                                        --------------
                                                                                                            11,949,303

Medical             B       B1      1,980,000   Hanger Orthopedic Group, Inc., Term B, due 12/30/2006        1,442,099
Equipment--0.3%

Metals & Mining--   CCC-    Caa2      950,000   AEI Resources Inc., Term B, due 12/31/2004                     522,500
0.6%                D       Caa3    2,585,000   LTV Corporation, Term, due 11/10/2004                        2,029,225
                                                                                                        --------------
                                                                                                             2,551,725

Paper--2.8%         B       B1      3,208,029   Riverwood International Inc., Term B, due 2/28/2004          3,221,881
                                                Stone Container Corp.:
                    B+      Ba3     2,395,022      Term E, due 10/01/2003                                    2,406,186
                    B+      Ba3     2,473,913      Term F, due 3/31/2006                                     2,484,736
                    B+      Ba3     1,967,778      Term G, due 3/31/2006                                     1,971,877
                    B+      Ba3     1,598,500      Term H, due 3/31/2006                                     1,601,830
                                                                                                        --------------
                                                                                                            11,686,510

Printing &          B+      B1      4,975,000   Liberty Group Operating, Term B, due 3/31/2007               4,978,109
Publishing--3.0%    NR++    NR++      923,854   Reiman Publications, Term B, due 12/01/2005                    929,436
                                                Trader.com:
                    NR++    NR++    1,045,399      Term B, due 12/31/2006                                    1,037,558
                    NR++    NR++      704,601      Term C, due 12/31/2007                                      699,317
                    BB-     B1      2,975,726   Vertis, Inc., Term B, due 12/06/2008                         2,890,174
                    NR++    NR++    2,030,623   Ziff-Davis Inc., Term B, due 3/31/2007                       2,019,518
                                                                                                        --------------
                                                                                                            12,554,112

Property                                        Corrections Corporation of America:
Management--        B       B3        717,397      Term B, due 12/31/2002                                      616,962
2.2%                B       B3      4,719,370      Term C, due 12/31/2002                                    4,042,928
                    NR++    Ba3     4,975,000   NRT Inc., Term, due 7/31/2004                                4,800,875
                                                                                                        --------------
                                                                                                             9,460,765

Restaurants &                                   Domino's & Bluefence:
Food Service--      B+      B1        952,879      Term B, due 12/21/2006                                      957,908
0.5%                B+      B1        954,875      Term C, due 12/21/2007                                      959,915
                                                                                                        --------------
                                                                                                             1,917,823

Retail & Retail     B+      B1      2,425,000   Duane Reade Co., Term B, due 2/15/2005                       2,431,063
Specialty--0.6%

Tower Construction  BB      Ba3     5,000,000   American Towers, Inc., Term B, due 12/31/2007                5,031,920
& Leasing--3.9%     BB-     Ba3     3,896,000   Crown Castle International Corporation,
                                                Term B, due 3/31/2008                                        3,919,267
                    B+      B1      7,500,000   Spectracite Communications, Term B, due 12/31/2007           7,548,045
                                                                                                        --------------
                                                                                                            16,499,232

Transportation      BB+     Ba1     5,000,000   Kansas City Southern Railroad, Term B, due 12/29/2006        5,038,540
Services--1.6%      B+      B1      1,980,000   North American Van Lines Inc., Term B, due 11/18/2007        1,843,875
                                                                                                        --------------
                                                                                                             6,882,415




Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001

SCHEDULE OF INVESTMENTS (CONCLUDED)                                               MASTER SENIOR FLOATING RATE TRUST
                   S&P    Moody's      Face                     Senior Secured
Industries        Rating   Rating     Amount            Floating Rate Loan Interests*                         Value
Utilities--2.6%     BB      Ba1   $ 2,500,000   AES Texas Funding II, Term, due 3/31/2002               $    2,496,875
                    BB+     Ba2     4,962,500   TNP Enterprises, Inc., Term, due 6/30/2006                   4,984,211
                    BB+     Ba1     3,482,500   Western Resources Inc., Term B, due 3/17/2003                3,514,424
                                                                                                        --------------
                                                                                                            10,995,510

Waste                                           Allied Waste North America Inc.:
Management--        BB      Ba3     1,969,955      Term B, due 6/30/2006                                     1,950,562
1.0%                BB      Ba3     2,363,944      Term C, due 6/30/2007                                     2,340,673
                                                                                                        --------------
                                                                                                             4,291,235

Wired               BBB-    Ba1    10,000,000   Global Crossing Holdings Ltd., Term B, due 6/30/2006        10,044,440
Telecommuni-
cations--2.4%

Wireless                                        American Cellular Corp.:
Telecommuni-        BB-     Ba3     3,500,000      Term B, due 3/31/2008                                     3,494,166
cations--13.2%      BB-     Ba3     4,000,000      Term C, due 3/31/2009                                     3,993,332
                    B+      B1      4,398,750   Centennial Cellular Operating Co., Term B,
                                                due 11/30/2007                                               4,405,854
                                                Dobson/Sygnet Operating Co.:
                    NR++    B3      1,624,581      Term B, due 3/23/2007                                     1,613,074
                    NR++    B3      1,686,120      Term C, due 12/23/2007                                    1,674,528
                                                Nextel Communications, Inc.:
                    BB+     Ba2     2,500,000      Term B, due 6/30/2008                                     2,507,310
                    BB+     Ba2     2,500,000      Term C, due 12/31/2008                                    2,507,310
                    BB+     Ba2     9,438,000      Term D, due 3/31/2009                                     9,379,551
                    B       B2      5,000,000   PowerTel PCS, Inc., Term B, due 2/06/2003                    4,975,000
                                                Rural Cellular Corp.:
                    B+      B1      2,750,000      Term B, due 10/03/2008                                    2,744,844
                    B+      B1      2,750,000      Term C, due 4/03/2009                                     2,744,844
                    NR++    B2      1,000,000   Tritel PCS Inc., Term B, due 12/31/2007                      1,002,188
                                                VoiceStream PCS Holdings Corp.:
                    B+      B1      5,000,000      Term B, due 2/25/2009                                     4,974,310
                    B+      B1     10,000,000      Vendor A Facility, due 6/30/2009                          9,889,900
                                                                                                        --------------
                                                                                                            55,906,211

                                                Total Senior Secured Floating Rate Loan Interests
                                                (Cost--$399,914,618)--91.7%                                387,539,956

                                                   Short-Term Securities

Commercial                         21,017,000   General Motors Acceptance Corp., 5.56% due 3/01/2001        21,017,000
Paper**--5.0%

US Government                      10,000,000   Freddie Mac, 5.35% due 3/06/2001                             9,992,569
Agency
Obligations**--2.3%
                                                Total Short-Term Securities
                                                (Cost--$31,009,569)--7.3%                                   31,009,569

Total Investments (Cost--$430,924,187)--99.0%      418,549,525

Other Assets Less Liabilities--1.0%                                                                          4,184,624
                                                                                                        --------------
Net Assets--100.0%                                                                                      $  422,734,149
                                                                                                        ==============


*The interest rates on senior secured floating rate loan interests are subject to change periodically based on the change in the prime rate of a US Bank, LIBOR (London Interbank Offered Rate), or, in some cases, another base lending rate.
**Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Trust.
++Not Rated.

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


FINANCIAL INFORMATION

Statement of Assets and Liabilities                                                 Master Senior Floating Rate Trust
                    As of February 28, 2001
Assets:             Investments, at value (identified cost--$430,924,187)                                $   418,549,525
                    Receiveables:
                      Interest                                                       $     3,201,690
                      Contributions                                                        1,331,125           4,532,815
                                                                                     ---------------
                    Other assets                                                                                  80,727
                                                                                                         ---------------
                    Total assets                                                                             423,163,067
                                                                                                         ---------------

Liabilities:        Payables:
                      Investment adviser                                                     270,814
                      Custodian bank                                                          75,936             346,750
                                                                                     ---------------
                    Accrued expenses and other liabilities                                                        82,168
                                                                                                         ---------------
                    Total liabilities                                                                            428,918
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $   422,734,149
                                                                                                         ===============

Net Assets          Partners' capital                                                                    $   435,107,311
Consist of:         Unrealized depreciation on investments--net                                             (12,373,162)
                                                                                                         ---------------
                    Net assets                                                                           $   422,734,149
                                                                                                         ===============
                    See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


Financial Information (CONTINUED)

Statement of Operations                                                             Master Senior Floating Rate Trust
                    For the Period October 6, 2000++ to February 28, 2001
Investment          Interest and discount earned                                                         $    17,647,757
Income:             Facility and other fees                                                                      210,307
                                                                                                         ---------------
                    Total income                                                                              17,858,064
                                                                                                         ---------------

Expenses:           Investment advisory fees                                         $     1,679,727
                    Accounting services                                                       70,887
                    Professional fees                                                         33,506
                    Reorganization costs                                                      28,000
                    Custodian fees                                                            18,071
                    Borrowing fees                                                            14,333
                    Assignment fees                                                           10,317
                    Trustees' fees and expenses                                                3,340
                    Other                                                                      6,893
                                                                                     ---------------
                    Total expenses                                                                             1,865,074
                                                                                                         ---------------
                    Investment income--net                                                                    15,992,990
                                                                                                         ---------------

Realized &          Realized gain on investments--net                                                            210,386
Unrealized          Unrealized depreciation on investments--net                                              (7,860,653)
Gain (Loss) on                                                                                           ---------------
Investments--Net:   Net Increase in Net Assets Resulting from Operations                                 $     8,342,723
                                                                                                         ===============

Statements of Changes in Net Assets                                                   Master Senior Floating Rate Trust

                                                                                                          For the Period
                                                                                                       October 6, 2000++
Increase (Decrease) in Net Assets:                                                                  to February 28, 2001
Operations:         Investment income--net                                                               $    15,992,990
                    Realized gain on investments--net                                                            210,386
                    Unrealized depreciation on investments--net                                              (7,860,653)
                                                                                                         ---------------
                    Net increase in net assets resulting from operations                                       8,342,723
                                                                                                         ---------------

Net Capital         Increase in net assets derived from net capital contributions                            414,291,326
                                                                                                         ---------------
Contributions:
Net Assets:         Total increase in net assets                                                             422,634,049
                    Beginning of period                                                                          100,100
                                                                                                         ---------------
                    End of period                                                                        $   422,734,149
                                                                                                         ===============

++Commencement of operations.

See Notes to Financial Statements.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


FINANCIAL INFORMATION (CONCLUDED)

Statement of Cash Flows                                                                Master Senior Floating Rate Trust
                                                                                                          For the Period
                                                                                                       October 6, 2000++
Increase (Decrease) in Net Assets:                                                                  to February 28, 2001
Cash Provided by    Net increase in net assets resulting from operations                                  $    8,342,723
Operating           Adjustments to reconcile net increase in net assets resulting from operations
Activities:         to net cash provided by operating activities:
                      Decrease in receivables                                                                    882,539
                      Increase in other assets                                                                  (80,727)
                      Decrease in other liabilities                                                            (221,881)
                      Realized and unrealized loss on investments--net                                         7,650,267
                      Amortization of discount                                                               (1,060,009)
                                                                                                         ---------------
                    Net cash provided by operating activities                                                 15,512,912
                                                                                                         ---------------

Cash Provided by    Proceeds from principal payments and sales of loan interests                              79,034,992
Investing           Purchases of loan interests                                                             (50,215,679)
Activities:         Purchases of short-term investments                                                  (1,883,492,352)
                    Proceeds from sales and maturities of short-term investments                           1,877,997,888
                                                                                                         ---------------
                    Net cash provided by investing activities                                                 23,324,849
                                                                                                         ---------------

Cash Used for       Cash receipts on capital contributions                                                    46,906,450
Financing           Cash payments on capital withdrawals                                                    (85,744,211)
Activities:                                                                                              ---------------
                    Net cash used for financing activities                                                  (38,837,761)
                                                                                                         ---------------

Cash:               Net increase in cash                                                                              --
                    Cash at beginning of period                                                                       --
                                                                                                         ---------------
                    Cash at end of period                                                                             --
                                                                                                         ===============


++Commencement of operations.

See Notes to Financial Statements.

Financial Highlights                                                                  Master Senior Floating Rate Trust


                                                                                                          For the Period
The following ratios have been derived from                                                            October 6, 2000++
information provided in the financial statements.                                                   to February 28, 2001
Ratios to Average   Expenses                                                                                      1.05%*
Net Assets:                                                                                              ===============
                    Investment income--net                                                                        9.05%*
                                                                                                         ===============

Supplemental        Net assets, end of period (in millions)                                              $           423
Data:                                                                                                    ===============
                    Portfolio turnover                                                                            12.39%
                                                                                                         ===============


*Annualized.
++Commencement of operations.

See Notes to Financial Statements.




Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS


Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the corporate loan. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Trust will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Trust's investment. Because agents and intermediaries are primarily commercial banks, the Trust's investment in corporate loans at February 28, 2001 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. For Loan Interests for which an active secondary market does not exist to a reliable degree in the opinion of the Investment Adviser, such Loan Interests will be valued by the Investment Adviser at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Interest rate transactions--The Trust is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Trust exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (CONTINUED)


Master Senior Floating Rate Trust

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective September 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Trust. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on securities held as of August 31, 2001.

(f) Custodian bank--The Trust recorded an amount payable to the Custodian Bank as a result of the stated overdrawn balance. This overdrawn balance was due to an overprojected corporate event.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services were provided to the Trust by FAM and its affiliates through December 31, 2000. Up to this date, the Trust reimbursed FAM $39,648 for these services. As of January 1, 2001, accounting services are provided for the Trust by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Trust. The Trust will pay the cost of these services. In addition, the Trust will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 6, 2000 to February 28, 2001 were $50,215,679 and $78,714,479, respectively.

Net realized gains (losses) for the period October 6, 2000 to February 28, 2001 and net unrealized gains (losses) as of February 28, 2001 were as follows:

                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Loan interests                    $   210,514  $(12,374,662)
Short-term investments                  (128)             --
Unfunded loan interests                    --          1,500
                                  -----------   ------------
Total                             $   210,386  $(12,373,162)
                                  ===========   ============

As of February 28, 2001, net unrealized depreciation for Federal income tax purposes aggregated $12,374,662, of which $1,786,885 related to appreciated securities and $14,161,547 related to depreciated securities. At February 28, 2001, the aggregate cost of investments for Federal income tax purposes was $430,924,187.


Merrill Lynch Senior Floating Rate Fund II, Inc.
February 28, 2001


NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Master Senior Floating Rate Trust


4. Short-Term Borrowings:
On December 1, 2000, the Trust, along with certain other funds managed by FAM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the facility during the period October 6, 2000 to February 28, 2001.



OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Kevin J. Booth, Vice President
Joseph Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Arthur Zeikel, Director/Trustee and Joseph T. Monagle Jr., Senior
Vice President of Merrill Lynch Senior Floating Rate Fund II, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Zeikel and Monagle well in their retirements.

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863